STATEMENT OF ADDITIONAL INFORMATION

VIRTUS REAVES UTILITIES ETF

TICKER: UTES

EXCHANGE: NYSE Arca, Inc.

November 28, 2023

a series of

ETFis Series Trust I

31 West 52nd Street, 16th Floor
New York, NY 10019

Telephone: (888) 383-0553

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus (“Prospectus”) for the Virtus Reaves Utilities ETF (Ticker: UTES) (the “Fund”), a series of ETFis Series Trust I (the “Trust”), dated the same date as this SAI, which incorporates this SAI by reference in its entirety. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained at no charge by writing or calling the Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus. No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. The SAI does not constitute an offer to sell securities.

Portions of the Fund’s financial statements are incorporated by reference to the Fund’s most recent Annual Report  to shareholders. You may obtain a copy of the Fund’s annual report at no charge by request to the Fund at the address or phone number noted below.

A copy of the Prospectus for the Fund may be obtained, without charge, by calling (888) 383-0553 or visiting www.virtusetfs.com, or writing to the Trust, c/o VP Distributors, LLC, One Financial Plaza, Hartford, Connecticut 06103.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on September 20, 2012 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of 10 investment portfolios: InfraCap MLP ETF (Ticker: AMZA); InfraCap REIT Preferred ETF (Ticker: PFFR); Virtus InfraCap U.S. Preferred Stock ETF (Ticker: PFFA); Virtus LifeSci Biotech Clinical Trials ETF (Ticker: BBC); Virtus LifeSci Biotech Products ETF (Ticker: BBP); Virtus Newfleet Multi-Sector Bond ETF (Ticker: NFLT); Virtus Private Credit Strategy ETF (Ticker: VPC); Virtus Real Asset Income ETF (Ticker: VRAI); Virtus Reaves Utilities ETF (Ticker: UTES); and Virtus WMC International Dividend ETF (Ticker: VWID). Other portfolios may be added to the Trust in the future. The Fund is classified as a non-diversified management investment company under the 1940 Act, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. The shares of the Fund are referred to herein as “Fund Shares” or “Shares.” The offering of Shares is registered under the Securities Act of 1933 (the “Securities Act”).

Prior to April 1, 2019, the Fund was known as Reaves Utilities ETF.

The Fund’s investment adviser is Virtus ETF Advisers LLC (the “Adviser”). The Adviser has been registered as an investment adviser with the SEC since October 2013. The Fund’s sub-adviser is W. H. Reaves & Co., Inc., d/b/a Reaves Asset Management (the “Sub-Adviser”).

The Fund offers and issues Shares at net asset value (the “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), generally in exchange for cash or a basket of securities included in the Fund’s portfolio (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares are generally redeemable only in Creation Units and, generally, in exchange for Deposit Securities and a Cash Component. Creation Units are aggregations of Shares and are available only to certain large institutions, referred to as “Authorized Participants”, that enter into agreements with VP Distributors, LLC (the “Distributor”). In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

FUND NAME AND INVESTMENT POLICY. The Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in equity securities of companies in the Utility Sector (the “Names Rule Policy”). For this Names Rule Policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket of the Names Rule Policy if they have economic characteristics similar to the other investments included in the basket. To the extent sufficient information is reasonably available, the Fund will also consider the holdings of any ETF and other U.S. registered investment companies in which it invests when determining compliance with the Fund’s Names Rule Policy. The Fund’s Names Rule Policy is not a “fundamental” policy, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given notice at least 60 days prior to any change by the Fund of its Names Rule Policy.

EXCHANGE LISTING AND TRADING

Fund Shares trade on the NYSE Arca, Inc. (the “Exchange”) at market prices that may be below, at or above NAV. There can be no assurance that the requirements of the Exchange necessary for the Fund to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading and delisting of the Shares of the Fund if (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (ii) following the initial 12-month period after commencement of trading of Fund Shares, there are fewer than 50 beneficial holders of Shares of the Fund, (iii) any other applicable listing requirements set forth in the Exchange’s listing rules are not continuously maintained, or (iv) any other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

OTHER INVESTMENT POLICIES

The following policies supplement the Fund’s investment objective and policies as described in the Prospectus for the Fund.

GENERAL INVESTMENT RISKS. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and its risks in this SAI and the Prospectus.

Borrowing. The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks for investment purposes or as a temporary measure. For example, the Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes. In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) provided that, immediately after any such borrowing, there is an asset coverage of at least 300% for all such borrowings, and provided further that, in the event that the Fund’s asset coverage at any time falls below 300%, the Fund reduces its existing borrowings (within three days, excluding Sundays and holidays) to the extent necessary to comply with the foregoing limitation.

CONVERTIBLE SECURITIES. The Fund may invest directly or indirectly in securities convertible into common stock if, for example, the Sub-Adviser believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks and warrants. Convertible securities are subject to risks associated with the performance of the company underlying the securities, as well as the underlying instruments. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

EQUITY SECURITIES.

Direct and Indirect Common Stock. The Fund may invest in equity securities, both directly and indirectly through investments in shares of ETFs and other investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of securities and instruments described in this SAI and in the Prospectus. The equity portion of the Fund’s portfolio may include common stocks traded on domestic or foreign securities exchanges or on the over-the-counter market. In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, convertible bonds and other equity securities. Prices of equity securities in which the Fund may invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Exchange Traded Products (“ETPs”). The Fund may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and other ETPs. The shares of an ETF may be assembled in a block (e.g., 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. ETPs other than ETFs are issued in shares or units, and trade on exchanges like ETFs.

There is a risk that the underlying ETPs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETPs, such as the trustees or sponsors, to close or otherwise fail to perform their obligations to the ETPs. Also, because the ETPs in which the Fund invests may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETPs may terminate if such license agreements are terminated. In addition, an ETP may terminate if its net assets fall below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETP, it will be able to invest instead in shares of an alternate ETP with a similar strategy, there is no guarantee that shares of an alternate ETP would be available for investment at that time.

Investments in ETPs involve certain inherent risks generally associated with investments in conventional registered investment companies (e.g., mutual funds) that hold a portfolio of securities including, without limitation: (1) risks that the general level of security prices for the ETP’s investment strategy may decline, thereby adversely affecting the value of each share or unit of the ETP; (2) an index-based ETP may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETP and the index with respect to the weighting of securities or number of stocks held; and (3) an index-based ETP may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based.

In addition, ETPs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETP’s shares may trade at a discount to its NAV; (2) an active trading market for an ETP’s shares may not develop or be maintained; (3) trading of an ETP’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETP shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETPs are also subject to the risks of the underlying securities or sectors in which the ETP is designed to track or invest.

Investments in Companies with Business Related to Commodities. The Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies or publicly or privately traded companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

Money Market Funds. In order to maintain sufficient liquidity, for cash management purposes, or to implement investment strategies, the Fund may invest a portion of its assets in shares of one or more money market funds. Generally, money market funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including, without limitation, U.S. government obligations, bank obligations and high-grade corporate instruments. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. In addition, the Fund will incur additional indirect expenses to the extent it invests in shares of money market funds due to acquired fund fees and other costs.

Other Investment Companies. Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless (i) permitted by SEC rule to exceed the 3% Limitation; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such SEC rule.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Sub-Adviser considers optimal, or cause the Sub-Adviser to select a similar basket of securities (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) or a similar index-based mutual fund or other investment company as an alternative. The Fund’s investments in other investment companies will be subject to the same 3% Limitation described above.

Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including, without limitation, dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect the price of preferred stock.

Real Estate Securities. The Fund will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests issued in real estate investment trusts (“REITs”). REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including, without limitation, risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Fund may invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to a REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Mortgage REITs. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.

Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT’s mortgage-related assets.

Equity REITs. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Warrants and Rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, and receive no dividends, with respect to the equity interests underlying warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including, without limitation, the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

FOREIGN SECURITIES. The Fund may invest directly or indirectly in foreign equity securities traded on U.S. exchanges, in over-the-counter markets or in the form of depositary receipts as described below. The Fund may also invest in foreign currency and foreign currency-denominated securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards, including recordkeeping standards, comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restricting ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other governmental intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises and securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. From time to time, certain companies in which the Fund invests may operate (a) in, or have dealings with, countries subject to sanctions, embargoes or other government actions imposed by the U.S. Government or the United Nations and/or (b) in countries the U.S. Government has identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance or the Fund’s ability to invest or hold securities of such companies. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanction, which could also negatively affect the company’s performance. There is no assurance that the Sub-Adviser will be able to anticipate these potential events or counter their effects.

Depositary Receipts. American Depositary Receipts (“ADRs”) provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program. Generally, ADRs are designed for use in the U.S. securities markets, and are denominated in U.S. dollars, while the underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the ADR and, therefore, the value of the Fund’s portfolio, either positively or negatively (i.e., foreign currency risk). In addition to foreign currency risk, ADRs present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include political, economic or legal developments in the company’s home country (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), withholding taxes on dividend or interest payments or capital transactions or other restrictions. In addition, although the ADRs in which the Fund invests are listed on major U.S. exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. If that happens, the Fund may have difficulty selling securities, or selling them quickly and efficiently at the prices at which they have been valued.

The Fund may also invest in Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world. EDRs are similar to ADRs and GDRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets.

Emerging Market Securities. An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Investing in emerging markets involves greater risks and uncertainties than in more established markets, such as exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. In addition, the securities markets of emerging market countries (and participants in those markets) are typically subject to less government supervision and regulation, and possible arbitrary and unpredictable enforcement of securities regulations and other laws, as well as differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers and difficulty in obtaining and/or enforcing a judgement in a court outside of the United States. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s NAV to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

ILLIQUID AND RESTRICTED INVESTMENTS. Illiquid investments are those that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may invest up to 15% of its net assets in illiquid investments. Historically, illiquid investments have included those subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act (“restricted securities”), investments that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such investments may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.

Although the investments described in this section generally will be considered illiquid, an investment’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the investment and therefore these investments may be determined to be liquid in accordance with guidelines established by the Board. The Trustees have delegated to the Adviser the determination of the liquidity of such investments in the Fund’s portfolio as administrator of the Fund’s liquidity risk management program. The Adviser will take into account relevant market, trading and investment-specific considerations when determining whether an investment is illiquid.

If illiquid investments exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid investments. Because illiquid investments may not be readily marketable, the Adviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments held by the Fund may cause the NAV of the Fund to decline. An investment that is determined by the Adviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

The Fund may purchase Rule 144A securities sold to institutional investors without registration under the Securities Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the Securities Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.

Restricted securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable amount of time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

The Fund’s difficulty valuing and selling restricted securities and illiquid investments may result in a loss or be costly to the Fund. If a substantial market develops for a restricted security or other illiquid investment held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines adopted by the Trust on behalf of the Fund.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33⅓% of its total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities which the Fund has determined are creditworthy under guidelines established by the Board. In determining whether the Fund will lend securities, the Fund will consider relevant facts and circumstances. The Fund may not lend securities to any company affiliated with an investment adviser to the Fund. Each loan of securities will be collateralized by cash, securities or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

MARKET VOLATILITY RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. For example, the recent spread of a novel coronavirus known as COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Additionally, Russia began a large-scale invasion of Ukraine in February 2022, which has led to various countries, including the United States, imposing economic sanctions on certain Russian individuals and Russian corporate and banking entities, and the value and liquidity of Russian securities and the Russian currency have experienced significant declines. Russia’s military incursion and resulting sanctions (and other consequences related to the invasion, such as boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals) could have a severe adverse effect on the region’s economies and more globally, including significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas, and thus could further decrease the value and liquidity of the Fund’s investments. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions.

MONEY MARKET INSTRUMENTS. The Fund may invest directly and indirectly in money market instruments including, without limitation, U.S. Government obligations or corporate debt obligations (including, without limitation, those subject to repurchase agreements). Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Master Notes. Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investor Services, Inc., S&P Global Ratings or Fitch, Inc. or, if not rated, is deemed to be of equivalent quality. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.

The interest rate on a Master Note may fluctuate based on changes in specified interest rates or may be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master Notes are generally illiquid and therefore subject to the Fund’s percentage limitation for illiquid investments.

SHORT SALES. The Fund may enter into short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs, and then sell the borrowed security to a buyer in the market. The Fund will cover its short position by buying shares in the market either (i) at its discretion or (ii) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

In addition, the Fund may make short sales “against the box,” which occur when the Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including, without limitation, interest, in connection with opening, maintaining and closing short sales against the box.

U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and the Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g., FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient liquid assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if such action was determined to be appropriate. In such a case, the Fund could incur a short-term gain or loss.

TEMPORARY DEFENSIVE POSITIONS. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Fund may also hold up to 100% of its portfolio in cash and cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

CYBERSECURITY RISK. The Fund, like all companies, may be susceptible to operational and information security risks, or risks of catastrophic systems failures by critical service providers. Cybersecurity incidents can also result from deliberate cyberattacks or unintentional events and may arise from external or internal sources. Cyberattacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., by “hacking” or “phishing”). Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks. Cybersecurity or critical systems failures or breaches of the Fund, its service providers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions, impact business operations and impede trading, potentially resulting in financial losses, the inability of Authorized Participants to process transactions, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting Shares. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding Shares represented in person or by proxy at a meeting at which more than 50% of its outstanding Shares are represented; or (ii) more than 50% of the Fund’s outstanding Shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, the Fund:

(1)       may not issue senior securities, except as permitted by the 1940 Act;

(2)       may not borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act;

(3)       may not pledge, mortgage or hypothecate its assets;

(4)       may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)       may not make loans, provided that the Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets;

(6)       may not purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)      will concentrate (as that term may be defined or interpreted under the 1940 Act and the rules and regulations promulgated thereunder) its investments in the securities of issuers engaged primarily in utilities-related industries; and

(8)       may not invest in commodities.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1)       purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(2)       make investments for the purpose of exercising control or management over a portfolio company;

(3)       invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)       invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies that invest in or sponsor such programs; or

(5)       purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

With respect to the fundamental and non-fundamental investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

With respect to the above fundamental investment restriction on borrowing money, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices will not constitute borrowing.

With respect to the above fundamental investment restriction on pledging, mortgaging or hypothecating assets, any such activity to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) writing covered put or call options, (ii) the purchase of securities on a when-issued or forward commitment basis, or (iii) collateral or initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including, without limitation, those relating to indices), or options on futures contracts or indices will not be considered pledging, mortgaging or hypothecating assets.

With respect to the above fundamental investment restriction on making loans, investment in U.S. government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements will not be deemed to be the making of a loan.

With respect to the above fundamental investment restriction regarding industry concentration, an issuer will be considered to be “engaged primarily in utilities-related industries” if (i) at least 50% of the issuer’s assets or customers are committed to the provision of products, services or equipment for the generation, production or distribution of electricity, gas or water, (ii) at least 50% of the issuer’s revenues, gross income or profits derive from the provision of products, services or equipment for the generation, production or distribution of electricity, gas or water; or (iii) based on other available information, the Fund’s portfolio manager(s) determines that the issuer is otherwise within the utilities industry.

With respect to the above fundamental investment restriction on investments in commodities, the purchase or sale by the Fund of options, forward contracts, futures contracts (including, without limitation, those relating to indices), options on futures contracts or indices or interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity will not be considered an investment in commodities.

With respect to the above non-fundamental investment restriction on purchasing securities on margin, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account will not be considered purchasing securities on margin.

The 1940 Act allows the Fund to borrow from any bank (including, without limitation, pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within three days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the supervision and oversight of the Fund. The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; reviews the performance of the Fund; and oversees the business activities of the Fund. This section of the SAI provides information about the persons who serve as trustees (“Trustees”) and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS. Following are the Trustees and executive officers of the Trust, their years of birth and addresses, their present positions with the Trust, and their principal occupations during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”) and those Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) are identified in the table. The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 31 West 52nd Street, 16th Floor, New York, NY 10019.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since 2016	General Counsel and Chief Compliance Officer (since 2021), Sanctuary Securities, Inc. and Sanctuary Advisors, LLC; Chief Compliance Officer (since 2020), 1776 Wealth, Inc.; General Counsel and Chief Compliance Officer (since 2019), Bruderman Brothers, LLC and Bruderman Asset Management, LLC; Chief Compliance Officer (since 2018), Netrex Capital Markets, LLC; Chief Executive Officer (since 2018), Final Compliance; Chief Compliance Officer (since 2018), Knight Vinke; and General Counsel, Chief Compliance Officer and Chief Operating Officer (2014 to 2018), Shufro, Rose & Co., LLC.	17	Trustee (since 2015), Virtus ETF Trust II (7 portfolios)
James A. Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	17	Trustee (since 2018), Asset Management Fund (5 portfolios); Trustee (since 2015), Virtus ETF Trust II (7 portfolios)
Robert S. Tull, Jr. Year of Birth: 1952	Trustee	Since Inception	President (since 2017), ProcureAM, LLC; President (since 2018), Procure Holdings LLC; President (2005 to 2018), Robert Tull & Co.	17	Trustee (since 2015), Virtus ETF Trust II (7 portfolios); Trustee (since 2018), Procure ETF Trust II (1 portfolio)
INTERESTED TRUSTEE**
William J. Smalley Year of Birth: 1983	Trustee, President and Chief Executive Officer	Since Inception	President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012 to 2016) and Executive Vice President (2016 to 2019), ETF Distributors LLC; Managing Director (since 2012), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2013), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.	10	None

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Timothy Branigan Year of Birth: 1976	Fund Chief Compliance Officer Deputy Fund Chief Compliance Officer Assistant Chief Compliance Officer	Since 2022 February 2022 to June 2022 2020 to 2022	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Daphne Chisolm Year of Birth: 1969	Chief Legal Officer and Secretary	Since May 2023	Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception	President (since 2013), Virtus ETF Advisers LLC; Vice President (since 2016) and Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.	N/A	N/A
Julia Short Year of Birth: 1972	Senior Vice President	Since 2022	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).	N/A	N/A
Richard W. Smirl Year of Birth: 1967	Executive Vice President	Since 2022	Chief Operating Officer (since 2021); Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.	N/A	N/A

*	As of the date of the issuance of this report, the Fund Complex consisted of the Trust, which consisted of ten portfolios—InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF, Virtus WMC International Dividend ETF and InfraCap MLP ETF, and Virtus ETF Trust II, which consisted of seven portfolios—Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet Short Duration High Yield Bond ETF, Virtus Newfleet Short Duration Core Plus Bond ETF, Virtus Seix Senior Loan ETF, Virtus Stone Harbor Emerging Markets High Yield Bond ETF and Virtus Terranova U.S. Quality Momentum ETF.

**	William J. Smalley is an “interested person” as defined in the Investment Company Act of 1940, because he is an employee of the Adviser.

Board Structure. The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. Smalley, who is Chairman of the Board. Each Trustee serves an indefinite term, until a successor is elected, qualified and serving as a Trustee. The Board has not appointed an Independent Trustee to serve as lead Independent Trustee. The Board believes this structure is appropriate because, among other things, the Board’s current small size and the small number of funds in the Trust permit Trust management to communicate with each Independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Adviser, the Trust’s sub-advisers, Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee and a Nominating Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Qualification of Trustees. The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

James A. Simpson	Mr. Simpson has experience as an independent trustee for other ETFs and as President of ETP Resources, a financial information services company that provides detailed reference data on U.S.-listed exchange-traded products. He also has experience working for financial institutions and securities exchanges and has consulted with respect to the development of exchange-traded products.

Robert S. Tull, Jr.	Mr. Tull has experience as an independent trustee for other ETFs and as a consultant to financial companies and as chief operating officer to financial services companies. Mr. Tull has also assisted with the development of exchange-traded products.

Myles J. Edwards	Mr. Edwards has experience as general counsel, chief compliance officer and chief operating officer of SEC registered investment advisers, hedge funds and FINRA member broker-dealers.

William J. Smalley	Mr. Smalley has experience in the financial industry, including the development of exchange-traded products, and is a founder of the Adviser and the Distributor.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Board has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements and interacts with the Fund’s independent auditors on behalf of the Board. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met four times during the past fiscal year.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary. The Nominating Committee did not meet during the past fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Beneficial Ownership of Shares of the Fund. The table below shows, for each Trustee, the value of shares of the Fund beneficially owned, and the aggregate value of investments in shares of all funds in the Fund complex, as of December 31, 2022, and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies
James A. Simpson	B	C
Robert S. Tull, Jr.	A	A
Myles J. Edwards	A	C
William J. Smalley	C	E

Ownership In Fund Affiliates. As of December 31, 2022, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Sub-Adviser, the Fund’s principal underwriter or any affiliate of the Adviser, the Sub-Adviser or the principal underwriter.

Compensation. Officers of the Trust and the Trustees who are interested persons of the Trust or the Adviser receive no salary from the Trust. Effective January 1, 2023, each Independent Trustee receives $50,000 per year for the entire Fund Complex, and the Audit Committee chair receives an additional $5,000 per year for the entire Fund Complex. Prior to January 1, 2023, each Independent Trustee received $32,000 per year for the entire Fund Complex and the Audit Committee chair received an additional $4,000 per year for the entire Fund Complex. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. Unless otherwise noted, the Trustees received the following compensation for the fiscal year ended July 31, 2023:

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees*
INDEPENDENT TRUSTEES
James A. Simpson	$3,005	None	None	$36,000
Robert S. Tull, Jr.	$2,712	None	None	$32,000
Myles J. Edwards	$2,712	None	None	$32,000
INTERESTED TRUSTEE
William J. Smalley	None	None	None	None

* For the calendar year ended December 31, 2022.

CODES OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter subject to the codes from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes). The codes of ethics permit personnel of the Trust, the Adviser, the Sub-Adviser and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements. In addition, the codes of ethics of the Trust, the Adviser, the Sub-Adviser and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Fund’s proxy voting manager the authority to vote proxies for the Fund, subject to oversight of the Board. The Sub-Adviser serves as the proxy voting manager for the Fund. Copies of the Trust’s Proxy Voting Policy and Procedures and the Sub-Adviser’s Proxy Voting Policy and Procedures are included as Appendix A and Appendix B, respectively, to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form N-PX states how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. The Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at (866) 383-7636. This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 1, 2023, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares in the Fund.

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of November 1, 2023, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below:

Name & Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	33.67%

RBC Dominion Securities Inc. 200 Bay St Royal Bank Plaza North Tower 6th Floor Toronto, Ontario M5J 2W7 Canada	14.39%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	13.28%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	5.10%

Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Fl. Baltimore, MD 21231	5.00%

Oppenheimer & Co. Inc. 85 Broad Street, 4th Floor New York, NY 10004	5.00%

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

ADVISER. The Fund’s investment adviser is Virtus ETF Advisers LLC, located at 31 West 52nd Street, 16th Floor, New York, NY 10019. The Adviser was organized as a Delaware limited liability company in August 2013 and is an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Virtus is a public company that operates a multi-manager asset management business and has substantial experience in the investment management and investment company industries. As of September 30, 2023, on a collective basis, Virtus-affiliated registered investment advisers managed approximately $163 billion in assets. As of September 30, 2023, the Adviser managed approximately $1.4 billion in assets. The Adviser has served as the investment adviser to the Fund since the inception of the Fund’s operations. The Adviser also serves as investment adviser to each other series of the Trust and each series of Virtus ETF Trust II, an open-end management investment company registered with the SEC. The Adviser is responsible for the oversight and management of all service providers to the Trust.

The Adviser has overall responsibility for the general management and administration of the Trust, pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). The Advisory Agreement is effective for an initial two-year period and will remain in effect thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties; or from the reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board, and will oversee the Sub-Adviser’s compliance with the terms and conditions of the SEC rule on which the Fund relies to operate as an ETF, as well as the Trust’s related policies and procedures.

Adviser Compensation. The Adviser receives a monthly advisory fee at the annual rate of the greater of 0.075% of the Fund’s average daily net assets or $25,000 per year. The Sub-Adviser pays the Adviser’s fee out of the Sub-Adviser’s fee, pursuant to the Sub-Adviser’s unified fee arrangement with the Fund, as described below.

SUB-ADVISER. The Fund’s Sub-Adviser is W. H. Reaves & Co., Inc., d/b/a Reaves Asset Management, 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302. The Sub-Adviser has served in that capacity since the commencement of the Fund’s operations pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Trust on behalf of the Fund as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Board. The Sub-Adviser is an employee-owned firm organized as a Delaware corporation in 1961. As of September 30, 2023, the Sub-Adviser had approximately $2.8 billion in assets under management.

Sub-Adviser Compensation. As full compensation for its services to the Fund, the Sub-Adviser receives monthly compensation from the Fund at the annual rate of 0.49% of the Fund’s average daily net assets. The Sub-Adviser’s fee is structured as a “unified fee.” Therefore, in consideration of the fees paid with respect to the Fund, the Sub-Adviser has agreed to pay all of the Fund’s expenses (including the management fee paid to the Adviser, as noted above), except for the following expenses, each of which is paid by the Fund: the management fee paid to the Sub-Adviser; payments under the Fund’s 12b-1 plan (if any); brokerage expenses; acquired fund fees and expenses; taxes; interest; litigation and arbitration expenses; fees for professional services stemming from litigation or arbitration; and other extraordinary expenses of the Fund. For the fiscal years ended July 31, 2021, 2022, and 2023 the sub-advisory fees were $152,367, $206,923, and $220,198, respectively.

PORTFOLIO MANAGERS. John P. Bartlett and Joseph (Jay) Rhame, III, have served as portfolio managers for the Fund since the inception of the Fund’s operations. The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.

Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by the portfolio managers as of July 31, 2023:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
John P. Bartlett	$1-$10,000
Joseph (Jay) Rhame, III	$100,001-$500,000

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of July 31, 2023. Unless otherwise noted, none of these were performance based accounts.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (Millions)	# of Accounts	Total Assets (Millions)	# of Accounts	Total Assets (Millions)
John P. Bartlett	1	$2,626.2	0	$0	0	$0
Joseph (Jay) Rhame, III	1	$2,626.2	0	$0	568	$408.6

Material Conflicts of Interest. Because each of the portfolio managers may at times manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The portfolio managers may manage portfolios having substantially the same investment style as the Fund. However, the portfolios managed by the portfolio managers may not have portfolio compositions identical to those of the Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The portfolio managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the portfolio managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios may have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. In addition, current trading practices would not allow the Sub-Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received.

Compensation. The portfolio managers are not compensated directly by the Fund, but rather by the Sub-Adviser, in which each portfolio manager has an ownership interest (and is thus entitled to profits from the Sub-Adviser on account of such ownership). Since the Sub-Adviser’s profits are expected to increase as the Fund’s assets increase, each of the portfolio managers is expected to receive increased profits as an owner of the Sub-Adviser as assets of the Fund increase.

OTHER SERVICE PROVIDERS

ADMINISTRATOR. Under the Administrative Services Agreement, Virtus ETF Solutions LLC (the “Administrator”) serves as the operational administrator of the Trust. The Administrator’s address is 31 West 52nd Street, 16th Floor, New York, NY 10019. Under the Administrative Services Agreement, the Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator will be indemnified in connection with or arising out of performance of its obligations and duties under this Agreement, except for losses resulting from the willful malfeasance, bad faith or gross negligence of Administrator in the performance of such obligations and duties. The Sub-Adviser pays the Administrator out of the Sub-Adviser’s advisory fee pursuant to the Sub-Adviser’s unified fee arrangement with the Fund. For the fiscal years ended July 31, 2021, 2022, and 2023 administration fees were $3,107, $4,223, and $4,494 respectively.

ACCOUNTING, CUSTODIAN AND TRANSFER AGENT. Under the Fund Administration and Accounting Agreement (the “Accounting Services Agreement”), The Bank of New York Mellon (“BNY Mellon” or the “Accounting Services Administrator”) serves as accounting administrator for the Fund. BNY Mellon’s principal address is 240 Greenwich Street, New York, NY 10286. Under the Accounting Services Agreement, BNY Mellon provides necessary administrative, legal, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services.

BNY Mellon provides accounting and administration services to the Trust, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund.

The Sub-Adviser pays the Accounting Services Administrator out of the Sub-Adviser’s advisory fee pursuant to the Sub-Adviser’s unified fee arrangement with the Fund. For the fiscal years ended July 31, 2021, 2022, and 2023 accounting and administration fees were $32,428, $34,655, and $35,030, respectively.

BNY Mellon serves as custodian of the Fund’s assets (the “Custodian”). The Custodian has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to the Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities. The Sub-Adviser pays the Custodian out of the Sub-Adviser’s advisory fee pursuant to the Sub-Adviser’s unified fee arrangement with the Fund.

BNY Mellon serves as transfer agent and dividend paying agent for the Fund (the “Transfer Agent”). The Transfer Agent has agreed to (1) issue and redeem Shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Fund. The Sub-Adviser pays the Transfer Agent out of the Sub-Adviser’s advisory fee pursuant to the Sub-Adviser’s unified fee arrangement with the Fund.

BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation.

DISTRIBUTOR. VP Distributors, LLC (the “Distributor”) is located at One Financial Plaza, Hartford, Connecticut 06103. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Adviser, the Sub-Adviser or their respective affiliates may, out of their own resources, pay for costs relating to the distribution of Shares, which may include payments out of their own resources to the Distributor, or to otherwise promote the sale of Shares.

PAYMENTS TO FINANCIAL INTERMEDIARIES. The Adviser, the Sub-Adviser or their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. Additionally, the Adviser, the Sub-Adviser or their respective affiliates may pay, out of their own resources, amounts to financial intermediaries for assistance with communication, distribution of materials and other services for their clients that are shareholders of the Fund, or for other services in connection with the organization or operation of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for the Fund for the current fiscal year, to audit the annual financial statements of the Fund and to sign as Paid Preparer the federal and state tax returns, as well as apply procedures to the required distribution calculation for federal excise tax purposes. Such firm will audit the financial statements of the Fund at least once each year. A copy of the most recent annual report containing the audit report will accompany this SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as legal counsel to the Trust and the Independent Trustees.

SECURITIES LENDING

Subject to certain investment restrictions, the Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities.

The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. The Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

The Fund will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

The Fund did not engage in securities lending during the fiscal year ended July 31, 2023.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board and the Adviser, the Sub-Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund. The Sub-Adviser shall manage the Fund’s portfolio in accordance with the terms of the Sub-Advisory Agreement by and among the Trust on behalf of the Fund, the Sub-Adviser and the Adviser. The Sub-Adviser serves as investment adviser for a number of client accounts, in addition to the Fund.

BROKERAGE SELECTION. The Fund has adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers. In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Sub-Adviser’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Sub-Adviser considers a number of factors, including, without limitation, the size of the order, the difficulty of execution, the efficiency of the facilities of the executing broker-dealer (including research services), any risk assumed by an executing broker-dealer and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Sub-Adviser may select brokers that charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Sub-Adviser may not give consideration to sales of Shares of the Fund as a factor in selecting brokers to execute portfolio transactions. The Sub-Adviser may, however, place portfolio transactions with brokers that are affiliated with the Adviser or the Sub-Adviser or that promote or sell the Fund’s Shares, so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Sub-Adviser’s obligation to seek best execution and not based upon the broker’s sales efforts.

Under Section 28(e) of the Exchange Act and the Sub-Advisory Agreement, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers that provide the Sub-Adviser with brokerage, research, analysis, advice and similar services, and the Sub-Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and the other clients of the Sub-Adviser over the long-term. The research received by the Sub-Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, sectors, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Sub-Adviser to determine and track investment results; and trading systems that allow the Sub-Adviser to interface electronically with brokerage firms, custodians and other providers. Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Sub-Adviser may also be used by the Sub-Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Sub-Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Sub-Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Sub-Adviser in connection with advisory clients other than the Fund, and not all such services may be useful to the Sub-Adviser in connection with the Fund. Although such information may be a useful supplement to the Sub-Adviser’s own investment research in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of the Sub-Adviser in the performance of its services under the Sub-Advisory Agreement and will not reduce the advisory fees payable by the Fund.

The Fund may invest in securities traded in the over-the-counter market. In these cases, the Fund may initiate trades through brokers on an agency basis and may pay a commission in connection with the transaction. The Fund may also effect these transactions by dealing directly with the dealers that make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions. Brokerage commissions for the fiscal years ended July 31, 2021, 2022, and 2023 were $4,166, $5,799, and $10,484, respectively.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of Shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

DISCLOSURE OF PORTFOLIO HOLDINGS

PORTFOLIO DISCLOSURE POLICY. The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees and agents of the Fund. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any order of the SEC applicable to the Fund, the regulations of the Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day (as defined below). This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (the “NSCC”) and/or third party service providers.

A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trust will disclose on the Fund’s website at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge. The website for the Fund is www.virtusetfs.com.

The Fund may also send a portion or all of this information to shareholders of the Fund and to investment company analysts and rating and trading entities. However, the Fund will not send this information to shareholders of the Fund or to analysts or rating and/or trading entities until such information is at least 30 days old or until one Business Day after the information has been posted to the Fund’s website.

The officers of the Trust, the Adviser and/or the Sub-Adviser may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s operating administrator, fund accounting administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Fund’s Prospectus and this SAI, and Quality EDGAR Solutions (financial EDGARizing, typesetting and printing firm). The Fund, the Adviser and/or the Sub-Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund’s policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board. The Adviser, the Sub-Adviser and the Administrator are required to report to the Board any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Fund has not entered (and does not currently intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

The Fund is also required to make available to the public a complete schedule of its portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at (888) 383-0553. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-PORT, as applicable. The Fund’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. The first and third quarter portfolio holdings reports will be filed with the SEC as an exhibit to the Fund’s reports on Form N-PORT, and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual reports, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

INDICATIVE INTRA-DAY VALUE

The Fund may determine to have the approximate value of its investments on a per-Share basis, the Indicative Intra-Day Value (“IIV”), disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. Any disseminated IIV should not be viewed as a “real-time” update of NAV because the IIV, if disseminated, would be calculated by an independent third party and may not be calculated in the exact same manner as NAV, which is computed once per day.

Any IIV disseminated for the Fund will be calculated during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. Any disseminated IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the IIV and the market price of the Fund’s Shares. Although the Trust would provide the information used to calculate the IIV, the Trust is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Trust makes no warranty as to the accuracy of any disseminated IIV.

ADDITIONAL INFORMATION CONCERNING SHARES

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST. The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on September 20, 2012, and it has authorized capital of an unlimited number of Shares of beneficial interest of no par value, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least one-third of the outstanding shares of the Trust or any series thereof, the Trust will call a meeting of the shareholders of the Trust or the series, as applicable. Shareholders holding two-thirds of all Trust shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares will be freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional series, only shares of that series may be entitled to vote on a matter affecting that particular series. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through splits or reverse splits, which would have no effect on the net assets of the Fund. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, you may be required to liquidate or transfer your Shares at an inopportune time, and you may lose money on your investment.

BOOK ENTRY ONLY SYSTEM. Depository Trust Company (“DTC”) acts as securities depository for the Fund’s Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust will inquire of each DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust will pay to each DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions will be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, will credit immediately with respect to the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners with respect to the Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between the DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust will take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through DTC’s website at: www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION UNITS

CREATION. The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day, for an order received in proper form.

Fund Deposit. Under normal circumstances, the consideration for purchase of a Creation Unit of the Fund generally consists of (i) all cash or (ii) an in-kind deposit of Deposit Securities for each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and a Cash Component computed as described below, plus, in either case, a creation transaction fee as described below in the section entitled “Creation Transaction Fee.” The all cash basket or, together, the Deposit Securities and the Cash Component, as applicable, constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is comprised of a “Balancing Amount” as well as any cash in lieu of securities (as described below). The Balancing Amount is equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities. If the Balancing Amount is a positive number (i.e., the NAV attributable to a Creation Unit exceeds the market value of the Deposit Securities), the Balancing Amount will be such positive amount. If the Balancing Amount is a negative number (i.e., the NAV attributable to a Creation Unit is less than the market value of the Deposit Securities), the Balancing Amount will be such negative amount, and the creator will be entitled to receive cash from the Fund in an amount equal to the Balancing Amount. The Balancing Amount serves the function of compensating for any differences between the NAV attributable to a Creation Unit and the market value of the Deposit Securities.

The Cash Component will generally include cash in lieu of securities: (1) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (2) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots (i.e., the standard unit of trading in that particular type of security in its primary market); or (3) if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming Creation Units on that day to deposit or receive (as applicable) cash in lieu of certain portfolio holdings solely because: (i) such portfolio holdings are not eligible for transfer either through the NSCC or the DTC; (ii) if the Fund holds non-U.S. securities, such non-U.S. securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (iii) “To Be Announced” (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not seek such consents).

The Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of Shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by the Sub-Adviser with a view to the investment objective of the Fund. In addition, the Trust reserves the right to (i) utilize an all cash basket (if otherwise transacting in kind); (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial creation basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in the Fund’s portfolio holdings.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Fund, through NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units. To be eligible to place orders to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of NSCC (the “Clearing Process”) or a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see “Book Entry Only System”) and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (“Participant Agreement”). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All Shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of Shares. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 3:00 p.m. Eastern time (“Order Cut-Off Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement (see “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund will be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund will need to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Order Cut-Off Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal of the Deposit Securities by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating the transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant that wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination will be final and binding. Cash equal to the Cash Component must be transferred directly to the Trust through the Federal Reserve wire system in a timely manner so as to be received by the Trust no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.

However, if the Trust does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Order Cut-Off Time on such date and federal funds in the appropriate amount are deposited with the Trust by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by the Order Cut-Off Time, or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily mark-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Trust or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor in respect of the Fund for any legally permissible reason if (a) the Trust determines that the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Trust, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) as a result of circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process; and similar extraordinary events. The Distributor will notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor will any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trust, and the Trust’s determination will be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund Name	Creation Transaction Fee
Virtus Reaves Utilities ETF (Ticker: UTES)	$500

From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the purchase of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for the Fund the costs it may incur as a result of such purchases, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Trust, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the Deposit Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The Fund may, in its sole discretion, provide such redeemer a basket of cash and/or securities which differs from the exact composition of the Deposit Securities but does not differ in NAV. Deposit Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

The composition of any redemption proceeds will normally be the same as the composition of the Fund Deposit, as described above, less a redemption transaction fee as described below in the section entitled “Redemption Transaction Fee.” The identity and number of Shares of the Deposit Securities required for redemptions changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by the Sub-Adviser with a view to the investment objective of the Fund. In addition, the Trust reserves the right to (i) utilize an all cash basket (if otherwise transacting in kind); (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial redemption basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in the Fund’s portfolio holdings.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after the Order Cut-Off Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Deposit Securities and the Cash Component will be transferred by the second Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant that wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of the Fund and the Cash Component specified in such order, which delivery must be made through DTC to the Trust not later than 11:00 a.m. and 2:00 p.m., respectively, Eastern time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Deposit Securities, which are expected to be delivered within two Business Days, and the Cash Component to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Deposit Securities and the Cash Component to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Deposit Securities and the Cash Component to be delivered will be determined by the Trust on such Transmittal Date. In the event that the requisite number of Shares of the Fund are not delivered to the Custodian prior to the DTC Cut-Off-Time, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery, prior to the DTC Cut-Off-Time, and subsequent maintenance of collateral consisting of cash having a value at least equal to 115% of the value of the missing Shares (the “Cash Collateral”). If, however, a redemption order is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date but either (1) the requisite number of Shares of the Fund (including any Cash Collateral) are not delivered by the DTC Cut-Off-Time as described above or (2) the redemption order is not submitted in proper form, then the redemption order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. In such case, the value of the Deposit Securities and the Cash Component to be delivered will be computed on the Business Day that such order is received in good order by the Trust, i.e., the Business Day on which the Shares of the Fund (including any Cash Collateral) are delivered through DTC to the Trust by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Deposit Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Deposit Securities).

Redemptions of Shares for Deposit Securities will be subject to compliance with applicable federal and state securities laws, and the Trust (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the offering and sale of the Deposit Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Deposit Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund Name	Redemption Transaction Fee
Virtus Reaves Utilities ETF (Ticker: UTES)	$500

Where Shares are redeemed for cash, the redemption transaction fee will be deducted from such redemption proceeds. From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the redemption of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for the Fund the costs it may incur as a result of such redemptions, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. The redemption transaction fee will be limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities (currently 2% of the value of the Shares redeemed). Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

SECURITIES SETTLEMENTS FOR REDEMPTIONS

The Trust generally intends to pay for redemptions of Creation Units on a basis of “T” (i.e., trade date) plus two business days. The Trust may pay for redemptions of Creation Units on a basis other than T plus two in order to accommodate holiday schedules, to account for treatment by U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. In addition to holidays, other unforeseeable closings in a market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b) (2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Investing in the Fund – Determination of Net Asset Value.”

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that the Exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, equity securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain portfolio security prices.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of a portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, the Adviser may fair value foreign equity portfolio securities each day the Trust calculates the Fund’s NAV. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a portfolio security will be materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income are declared and paid at least quarterly by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund is a Separate Corporation. The Fund is treated as a separate corporation for federal income tax purposes. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.

Election to be Taxed as a Regulated Investment Company. The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

●	Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital Gain Dividends” and “–Interest-Related Dividends and Short-Term Capital Gain Dividends” below.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year lookback period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.

The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions—Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. See the discussion below under the headings, “–Qualified Dividend Income for Individuals” and “– Dividends-Received Deduction for Corporations.”

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under the 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Fund may choose to report the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the RIC shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Dividends Declared in October, November or December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales of Fund Shares

Sales of Fund Shares are taxable transactions for federal and state income tax purposes. If you sell your Fund Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a sale of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a Loss Within Six Months of Purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions – Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors – Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. The Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the U.S., which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

Foreign currency transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Securities Lending. While securities are loaned out by the Fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, a portion of your taxable dividends and sales proceeds may be withheld unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends. In general, capital gain dividends reported by the Fund as paid from its net long-term capital gains, other than long-term capital gains realized on the disposition of certain U.S. real property interests, are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain U.S. real property interests, are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund Shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund Shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale of Fund Shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate, which permits the decedent’s property to be transferred without federal estate tax liability. The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, an affidavit from an appropriate individual that states that the decedent’s U.S. situs assets are below this threshold amount may be sufficient to transfer the Fund Shares.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares, however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the United States and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

OTHER INFORMATION

Shareholder inquiries may be made by writing to the Trust, c/o Virtus ETF Advisers LLC, 31 West 52nd Street, 16th Floor, New York, NY 10019.

FINANCIAL STATEMENTS

The audited financial statements of the Fund, including the financial highlights pertaining thereto, and the report of PricewaterhouseCoopers LLP, in the Fund’s annual report  to shareholders for the fiscal year ended July 31, 2023, are incorporated herein by reference and made a part of this SAI.

APPENDIX A

TRUST PROXY VOTING POLICY AND PROCEDURES

1. Purpose and Delegation. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of ETFis Series Trust I and Virtus ETF Trust II (individually, a “Trust” and collectively, the “Trusts”). The board of Trustees of the Trust (the “Board”) believes that while typically each Fund’s Sub-Adviser is in the best position to make individual voting decisions for such Fund, there may also be times when the Board determines that the Adviser or another person or group of persons is in the best position to make such voting decisions (such person or group of persons, the “Proxy Voting Manager”). Therefore, subject to the oversight of the Board, each Fund’s Proxy Voting Manager is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2. Definitions.

(a) Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b) Proxy Voting Manager. Proxy Voting Manager, as used herein, refers to the Adviser, Sub-Adviser or other person(s) to which the duty to make proxy voting decisions for a Fund has been delegated. With respect to such Fund, the Proxy Voting Manager is responsible for supervising and implementing these Policies and Procedures.

3.      Policy for Voting Proxies.

(a)    Fiduciary Considerations. Voting authority must be exercised in a manner that is in the best interest of the shareholders of the Fund, and may include a determination that it is in the best interest of the shareholders of the Fund to refrain from exercising voting authority in certain circumstances. Any conflict of interest must be resolved in a manner that is in the best interest of the shareholders of the Fund.

(b)    Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interest of the Fund’s shareholders.

(c)   Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities should generally be voted in favor of management.

(d)    Non-Routine Proposals. Votes on non-routine matters and votes against a management’s recommendations with respect to securities are voted as determined by the Proxy Voting Manager to be in the best interest of the Fund’s shareholders.

(e)    Investment Companies. The Proxy Voting Manager may determine that it is in the best interest of the shareholders of the Fund to vote the shares of an investment company in the same proportion as the vote of all other holders of such shares. The Proxy Voting Manager must keep records of this determination, including records indicating whether the Fund relies upon Section 12(d)(1)(F) of the Investment Company Act of 1940 (the “1940 Act”) or a particular order of the U.S. Securities and Exchange Commission (the “SEC”) to invest in other investment companies.

4. Conflicts of Interest. The Trust recognizes that under certain circumstances a Proxy Voting Manager may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where a Proxy Voting Manager or one or more of its affiliates, including, without limitation, officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Proxy Voting Manager shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Proxy Voting Manager with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Proxy Voting Manager’s business, and to bring any conflict of interest of which they become aware to the attention of the Proxy Voting Manager. The Proxy Voting Manager shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Proxy Voting Manager’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Voting Manager determines that a conflict of interest is not material, the Proxy Voting Manager may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Board and the Proxy Voting Manager shall follow the instructions of the Board or (ii) the Proxy Voting Manager shall vote the issue in question based upon the recommendation of an established, independent third party with qualifications to vote proxies so long as the Board has approved this course of action for the issue in question (if approval is requested at a time other than a regularly scheduled meeting of the Board, the Chief Compliance Officer of the Fund may approve this course of action for the issue in question and provide a report at the next regularly scheduled meeting of the Board). The Proxy Voting Manager shall keep a record of all materiality decisions and report them to the Board no less frequently than annually.

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5. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the Proxy Voting Manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Proxy Voting Manager shall maintain records regarding the voting of proxies under these Policies and Procedures. The Trust acknowledges that certain of the Proxy Voting Managers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that a Proxy Voting Manager has not adopted such policies and procedures, it shall adopt the policies and procedures provided herein as its own and shall otherwise vote all proxies in what it believes is the best interest of the Fund’s shareholders. To the extent that a Proxy Voting Manager’s policies and procedures are consistent with these Policies and Procedures, the Proxy Voting Manager may implement them with respect to voting proxies on behalf of each Fund managed by such Proxy Voting Manager. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Proxy Voting Manager’s policies and procedures.

6. Form N-PX. The Proxy Voting Manager shall gather, collate and present information relating to the proxy voting activities of itself and/or its delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act. A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC that the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request at toll-free telephone number for the Fund) and is also available on the SEC’s website at www.sec.gov.

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APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES OF W. H. REAVES & COMPANY, INC.

1. Background

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of W. H. Reaves & Company, Inc. (“WHR”) (“the Adviser”) for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

●	The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or

●	The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account; or

●	In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to WHR’s Compliance Department.

2. Proxy Voting Policies

In the absence of specific voting guidelines from a client, WHR will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). WHR believes that voting proxies in accordance with the following policies is in the best interests of its clients.

A. Specific Voting Policies

1. Routine Items:

●	The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).

●	The Adviser will generally vote for the selection of independent auditors.

●	The Adviser will generally vote for increases in or reclassification of common stock.

●	The Adviser will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

●	The Adviser will generally vote for changes in the board of directors.

●	The Adviser will generally vote for outside director compensation.

●	The Adviser will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management.

●	The Adviser will generally vote for proposals that increase shareholder value.

●	The Adviser will generally vote for proposals that will maintain or increase shareholder influence over the issuer’s board of directors and management.

●	The Adviser will generally vote for proposals that maintain or increase the rights of shareholders.

2. Non-Routine and Conflict of Interest Items:

●	The Adviser will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

●	The Adviser will generally vote against shareholder resolutions that consider only non-financial impacts of mergers.

●	The Adviser will generally vote against anti-greenmail provisions.

B. General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

●	any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

(i)	any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

(ii)	any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

(iii)	any other person for which a person described in clause (ii) acts in any such capacity;

●	any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

●	any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.

After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

3. Proxy Voting Procedures

A.	The Account Representative or the Portfolio Manager the “Responsible Party”) shall be designated by the Adviser to make discretionary investment decisions for the client’s account will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B.	All proxies and ballots received by WHR will be forwarded to the Responsible Party and then logged in upon receipt in the “Receipt of Proxy Voting Material” log.

C.	Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

D.	Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

E.	If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

●	the proposal to be voted upon;

●	the actual or potential conflict of interest involved;

●	the Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and

●	if applicable, the relationship between the Adviser and any Interested Person.

The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

●	engage a non-Interested Party to independently review the Adviser’s vote recommendation if the vote recommendation would fall in favor of the Adviser’s interest (or the interest of an Interested Person) to confirm that the Adviser’s vote recommendation is in the best interest of the client under the circumstances;

●	cast its vote as recommended if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

●	abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

F.	The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries if such guidelines are consistent with ERISA).

G.	In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client’s file, the following:

●	A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

●	A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

●	A record memorializing the basis for the vote cast;

●	A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,

●	A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

The above copies and records shall be retained in the client’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

H.	Periodically, but no less than annually, the Adviser will:

1.	Verify that all annual proxies for the securities held in the client’s account have been received;

2.	Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

3.	Review the files to verify that records of the voting of the proxies have been properly maintained;

4.	Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

5.	Maintain an internal list of Interested Persons.

Proxies and Class Action Lawsuits

WHR will be required to take action and render advice with respect to voting of proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested from time to time. However, WHR will not take any action or render any advice with respect to any securities held in the Account, which are named in or subject to class action lawsuits. WHR may, only at the client’s request, offer clients advice regarding corporate actions.

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